SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the Commission
[ ]  Definitive Proxy Statement         Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              EAGLE BROADBAND, INC.
                (Name of Registrant as Specified in Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                                [GRAPHIC OMITTED]

                              101 Courageous Drive
                            League City, Texas 77573


-------------------------------------------------------------------------------

September 7, 2005

To Our Shareholders:


         We are pleased to announce that we have successfully completed a private placement financing that will provide Eagle Broadband with additional funds to support our working capital needs and allow us to further invest in our core businesses. To complete the financing, we are requesting your approval of the issuance and sale of 14,875,000 shares of our common stock.


         In August 2005, we entered into a purchase agreement with certain accredited investors to sell up to 30,000,000 shares of our common stock at $0.135 per share to raise gross proceeds of up to $4,050,000, of which we have sold 15,125,000 shares for gross proceeds of $2,004,875. However, in order to complete the financing, the American Stock Exchange is now requiring us to obtain shareholder approval in order to permit us to issue and sell the remaining 14,875,000 shares which will allow us to raise additional gross proceeds of $2,008,125.


         Because the American Stock Exchange notified us that shareholder approval would be required for the additional 14,875,000 shares after we had mailed the original Proxy Statement to you on August 8, 2005, we are sending this Proxy Statement Supplement with information regarding this additional proposal (Proposal 4). We are asking you to review the information on this additional proposal contained in this Proxy Statement Supplement, complete the enclosed proxy cards indicating your vote and mail it as soon as possible. (For more information, please see the Reasons for Shareholder Approval on page 3 of the attached Proxy Statement Supplement.) The attached Proxy Statement Supplement and Amended Notice of Meeting should be read in conjunction with the Proxy Statement and Annual Report, which we previously provided.

         The date and place for the Annual Meeting of Shareholders of Eagle Broadband, Inc., which will be held on September 20, 2005, beginning at 1:30 p.m., Central Time, at the South Shore Harbour Resort & Conference Center, 2500 South Shore Blvd., League City, Texas 77573, has not changed.

         PLEASE NOTE THAT WE HAVE ENCLOSED TWO PROXY CARDS.

1. The first card, which is labeled the "New Proxy Card," is provided to allow you to vote on the sale of up 14,875,000 shares of our common stock issuable pursuant to the August 2005 financing and will not affect any previous proxy card you may have submitted. This card has only this one new proposal on it which we will refer to as Proposal 4.

2. The second proxy card which we refer to as the "Duplicate Proxy Card," is identical to the proxy card previously sent to you with the previous Proxy Statement and is provided to enable you to vote if you have not previously voted or to change your vote that you may have previously submitted on the three proposals on the original proxy card (i.e. Proposals 1- 3).


In order to vote on Proposal 4 to approve issuance and sale of the additional shares to complete the August 2005 financing, you must sign and return the enclosed New Proxy Card. However, if you already voted on the original proxy card sent to you, you do not need to sign and return the enclosed Duplicate Proxy Card unless you want to change your vote.

         Your Eagle Broadband shareholder vote is very important. Each share of Eagle Broadband stock that you own represents one vote. If you do not vote your shares, you will not have a say in the important issues to be voted on at the Annual Meeting. Whether or not you plan to attend the meeting, please vote as soon as possible, regardless of the number of shares you own.

                             YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING AND ENSURE THAT YOUR VOTE IS RECORDED PROMPTLY, YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED
 NEW PROXY CARD AND DUPLICATE PROXY CARD (IF YOU HAVE NOT SENT IN THE ORIGINAL
    PROXY CARD PREVIOUSLY SENT TO YOU OR IF YOU WISH TO CHANGE YOUR VOTE ON PROPOSALS 1, 2 OR 3) AND RETURN IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE,
                    EVEN IF YOU PLAN TO ATTEND THE MEETING.

         Because the sale of the 14,875,000 share of our common stock issuable pursuant to the August 2005 financing is considered a "non-routine" matter, a bank or brokerage firm holding your shares cannot vote on your behalf unless it receives specific voting instructions from you. Therefore, to ensure that your vote is properly recorded, it is very important that you complete, sign, date and mail in your New Proxy Card, as well as the Duplicate Proxy Card (if have not previously sent in the proxy card sent to you previously or if you wish to change your vote on Proposals 1, 2 or 3) as soon as possible.


         The Board of Directors has determined that the approval of the sale of 14,875,000 shares of our common stock issuable pursuant to the August 2005 financing is in the best interest of the Company. The Board recommends you vote to approve the sale of 14,875,000 shares of our common stock issuable pursuant to the August 2005 financing.


         The annual shareholder meeting is for Eagle Broadband shareholders. Only shareholders of record or their designated proxy are entitled to attend the meeting. All shareholders who attend the meeting will be required to show proof of ownership of Eagle Broadband stock such as a brokerage account statement and valid photo identification such as a current driver's license or passport.


         If you should have any questions concerning the Annual Meeting or the matters to be voted on, please contact Eagle Broadband Investor Relations at
(281) 538-6000 or send an email to investors@eaglebroadband.com.

Sincerely yours,

/S/ C.J. REINHARTSEN
--------------------
C. J. Reinhartsen
Chairman



-------------------------------------------------------------------------------

                              EAGLE BROADBAND, INC.
                   101 COURAGEOUS DRIVE, HOUSTON, TEXAS 77573
                    _________________________________________

                AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    _________________________________________

         The Annual Meeting of Shareholders of Eagle Broadband, Inc. will be held at the South Shore Harbour Resort & Conference Center, 2500 South Shore Blvd., League City, Texas 77573, at 1:30 p.m., Central Time, September 20, 2005, for the following purposes:

1) To elect seven directors to the Board of Directors to serve until our next annual meeting of shareholders, or until their respective successors have been elected or appointed.

2)       To approve our 2005 Employee Stock Option Plan.

3) To ratify the appointment of Lopez, Blevins, Bork & Associates, LLP, as our auditors for the fiscal year ending August 31, 2005.

4) To approve the sale of 14,875,000 shares of our common stock issuable pursuant to the August 2005 financing.

5) To act upon such other matters, if any, as may properly come before the meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement previously provided and in the Proxy Statement Supplement accompanying this Amended Notice.


         All Eagle Broadband shareholders are invited to attend the Annual Meeting. Only shareholders of record at the close of business on July 26, 2005 will be entitled to notice of and to vote at this meeting or any adjournments, or postponements that may take place.

                             YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING AND ENSURE THAT YOUR VOTE IS RECORDED PROMPTLY, YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED
 NEW PROXY CARD AND DUPLICATE PROXY CARD (IF YOU HAVE NOT SENT IN THE ORIGINAL
    PROXY CARD PREVIOUSLY SENT TO YOU OR IF YOU WISH TO CHANGE YOUR VOTE ON PROPOSALS 1, 2 OR 3) AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE,
                    EVEN IF YOU PLAN TO ATTEND THE MEETING.

In order to vote on Proposals 1, 2, and 3, you must do one of the following:


1) Sign and return the enclosed Duplicate Proxy Card if you have not previously submitted a proxy card;

2) Sign and return the enclosed Duplicate Proxy Card, if you want to change your vote on Proposals 1, 2, or 3;

3) Sign and return the proxy card originally sent to you if you have not yet sent it in;

4) Do nothing if you want the original proxy card you have already sent in to remain in effect; or

5)       Attend the Meeting and vote in person.

In order to vote on Proposal No. 4, you must sign and return the New Proxy Card enclosed with this Proxy Statement Supplement or attend the meeting and vote in person.


         Your stock will be voted in accordance with your instructions. Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares of record are held by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain a proxy issued in your name from the record holder.

By Order of the Board of Directors,

C. J. Reinhartsen
------------------------
Chairman

Dated: September 7, 2005

                              EAGLE BROADBAND, INC.

                           PROXY STATEMENT SUPPLEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2005

===============================================================================


                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed proxies are solicited on behalf of the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held on September 20, 2005, at 1:30 p.m., Central Time (the "Annual Meeting"), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement Supplement and the Proxy Statement, previously mailed to you, and in the accompanying Amended Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at South Shore Harbour Resort & Conference Center, 2500 South Shore Blvd., League City, Texas 77573. We intend to mail this Proxy Statement Supplement and accompanying proxy cards to shareholders on or about September 7, 2005. The Board of Directors of Eagle Broadband, Inc., a Texas corporation, prepared this Proxy Statement Supplement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. When you see the term "we," "our," the "Company" or "Eagle," it refers to Eagle Broadband, Inc., and its subsidiaries.

         This Proxy Statement Supplement is furnished to provide information regarding Proposal No. 4, an additional matter to be voted on at the Annual Meeting, and to provide information on recent financing activities of the Company.

         This Proxy Statement Supplement does not provide all of the information about the Company that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for the Annual Meeting previously distributed to our shareholders. This Proxy Statement Supplement is intended to be read in conjunction with the Proxy Statement previously sent to you.

Method of Voting


         Shareholders can vote by proxy or by attending the Annual Meeting and voting in person. The Company has enclosed a New Proxy Card for your vote on Proposal No. 4. In addition, the Company has enclosed another Proxy Card, the Duplicate Proxy Card, which is identical to the original Proxy card previously sent to you with the Proxy Statement which allows you to vote on Proposals No. 1, 2, and 3. All proxy cards must be completed, signed and dated by you or your authorized representative.


In order to vote on Proposals 1, 2, and 3, you must do one of the following:


1) Sign and return the enclosed Duplicate Proxy Card if you have not previously submitted a proxy card;

2) Sign and return the enclosed Duplicate Proxy Card, if you want to change your vote on Proposals 1, 2, or 3;

3) Sign and return the proxy card originally sent to you if you have not yet sent it in;

4) Do nothing if you want the original proxy card you have already sent in to remain in effect; or

5)       Attend the Meeting and vote in person.

In order to vote on Proposal No. 4, you must sign and return the New Proxy Card enclosed with this supplemental proxy statement or attend the meeting and vote in person.

         A Proxy Card that is properly signed, dated and returned and is not revoked will be voted at the Annual Meeting in accordance with the shareholder's instructions indicated on the proxy. If no instructions are indicated on the Duplicate Proxy Card or the original proxy card, the proxy will be voted "FOR" the election of the Board's nominees, "FOR" the ratification of Lopez, Blevins, Bork & Associates, LLP, as our auditors for the fiscal year ending August 31, 2005, "FOR" the approval of the 2005 Employee Stock Option Plan, and in accordance with the recommendations of the Board as to any other matter that may be properly be brought before the Annual Meeting or any adjournment or postponement thereof. If no instructions are indicated on the New Proxy Card, the proxy will be voted "FOR" approval of the sale of 14,875,000 shares of our common stock issuable pursuant to the August 2005 financing.

Revocability of Proxies


         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company's Secretary, at the address of the Company's executive offices noted above, written notice of revocation or a duly executed proxy, concerning the same proposal or proposals, bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares of record are held by a broker, bank or other nominee and you wish to attend and vote in person at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.


Votes Required To Adopt Proposal


         Proposal 4. Approval of the sale of 14,875,000 shares of our common stock issuable pursuant to the August 2005 financing requires the approval of a majority of the outstanding shares of stock represented in person or proxy at the Annual Meeting. Abstentions for Proposal Four will have the same effect as votes against the proposal. Broker non-votes for Proposal Four, however, will be deemed shares not entitled to vote on the proposal, will not be counted as votes for or against the proposal, and will not be included in calculating the number of votes necessary for approval of the proposal.

       PROPOSAL 4 - ISSUANCE AND SALE OF 14,875,000 SHARES OF COMMON STOCK

Background Information

         On January 21, 2005, the Company filed a registration statement ("Shelf Registration") with the Securities and Exchange Commission ("SEC")to offer and sell, from time to time, up to an aggregate of 30,000,000 shares of common stock, in one or more offerings and at prices and on terms to be determined at the time of the offering. The Shelf Registration was declared effective by the SEC on February 2, 2005.

         On February 14, 2005, the Company entered into a purchase agreement with certain accredited investors, including, but not limited to, Frorer Partners, L.P. ("Frorer"), David S. Callan ("Callan"), and W. Anthony Hitschler ("Hitschler"), for the sale of 20 million shares of its common stock ("February Offering"). The shares issued in the February Offering were registered pursuant to the Shelf Registration, at a price of $0.41 per share, for total gross proceeds of $8,200,000, on which date the market price for our common stock was $0.47 per share or a 13% discount to market. The Keystone Equities Group ("Keystone") acted as placement agent for the Company and received a cash fee of $656,000 for services rendered in connection with the February Offering.

         On April 15, 2005, the Company entered into a purchase agreement with an accredited investor, Frorer, for the sale of 10 million shares of its common stock ("April Offering"). The shares issued in connection with April Offering were registered pursuant to the Shelf Registration, at a price of $0.2035 per share, for total gross proceeds of $2,035,000, on which date the market price for our common stock was $0.23 per share or a 12% discount to market. Keystone acted as placement agent for the Company and received a cash fee of $100,000 for services rendered in connection with the April Offering.

         On August 12, 2005, the Company entered into a purchase agreement with certain accredited investors, Frederick C. Applegate Trust, Callan, Frorer, Hitschler, and Robert Evans, for the sale of up to 30 million shares of its common stock, pursuant to Regulation D of the Securities Act of 1933 ("August Private Placement"). The shares issued or issuable in connection with the August Private Placement are to be sold at a price per share of $0.135, for total gross proceeds of up to $4,050,000, on which date the market price for our common stock was $0.18 per share or a 25% discount to market. The Company has sold 15,125,000 shares of its common stock pursuant to the August Private Placement, for total gross proceeds of $2,041,875, as a result of which Frorer owns 3.9% of the outstanding common stock. The Company has a commitment for the sale of the remaining 14,875,000 shares, and upon shareholder approval of the sale and issuance of these shares and American Stock Exchange approval of listing of these shares, the Company shall issue the 14,875,000 shares for the remaining gross proceeds of $2,008,125, as a result of which Frorer will own 7.3% of the outstanding common stock. Keystone acted as placement agent for the Company, and the Company has agreed to pay Keystone a cash fee of 7% of the gross dollar proceeds of the sale of the shares in this placement and issue such agent a five year warrant to purchase a number of shares of Company common stock equal to 5% of the gross proceeds of the offering, divided by $0.24, at an exercise price of $0.24 per share.

         Pursuant to the August Private Placement, the Company made standard representations and warranties customary for private placement transactions of this type. In addition, the Company agreed to file a registration statement with the SEC on or prior to August 26, 2005 in order to register the resale of the shares of common stock to be issued to the investors and the shares issuable to the placement agent upon exercise of its warrant.

Reasons for August Private Placement

         The purpose for the August Private Placement was to raise working capital in order to implement our business plan and fund our current working capital requirements. Our Board of Directors and management reviewed and considered financing alternatives to the August Private Placement. The Board of Directors unanimously approved the August Private Placement and resolved that it is in the best interests of the Company and our shareholders. In so doing, the Board considered a number of factors, including:

o        The Company's need for working capital.

o The unavailability of alternatives to the August Private Placement that could be consummated in a timely manner.

o Lack of credit facilities available with financial institutions or other third parties and historical reliance on best efforts third-party funding.

Reasons for Shareholder Approval

         The Company's common stock is listed on the American Stock Exchange. The American Stock Exchange has determined that, in order to meet the Exchange's rules, we will need shareholder approval to list, issue and sell the additional 14,875,000 shares of Common Stock from the August Private Placement because the shares issued in the August Private Placement, together with the shares issued in the April Offering and February Offering involve the issuance or potential issuance of more than 20% of the Company's then outstanding common stock. The American Stock Exchange has approved the listing of the issuance of 15,125,000 shares in the August Private Placement, and we believe the American Stock Exchange will approve the listing of the remaining 14,875,000 shares once we obtain shareholder approval.

         If we fail to obtain shareholder approval to issue and sale the 14,875,000 shares, we will not receive the approval from the American Stock Exchange to list the 14,875,000 shares of the common stock issuable pursuant to the August Private Placement and we will not receive the gross proceeds of up to $2,008,125 upon the sale of such shares. Therefore, although we already have binding agreements from the accredited investors to purchase the remaining 14,875,000 shares, we will not be able to sell the 14,875,000 shares and will not receive the additional gross proceeds of $2,008,125. We will have to reduce pro rata the number of shares that each accredited investor has agreed to purchase

Effects of the August Private Placement on Existing Shareholders

         Advantages. Prior to voting, each shareholder should consider that the issuance of the 14,875,000 shares issuable pursuant to the August Private Placement will provide additional capital which will be key to the Company's efforts to fund working capital requirements and implement our business plan. In addition to helping us fund our operations, the additional capital will enable us to further invest in our core businesses including hiring additional staff, accelerating product development, and increasing marketing efforts. The ability to make additional investments will enable us to better serve customers and grow our business.

         Disadvantages. The aggregate issuance of the 45,125,000 shares of our common stock issued in the August Private Placement, the April Offering and February Offering had a dilutive effect on our shareholders, and the issuance of the 14,875,000 shares of our common stock issued pursuant to the August Private Placement will dilute the shareholders further. This means that our shareholders will own a smaller percentage interest in the Company as a result of these financings. In addition, the discount on the market received by the investors in the April Offering, the February Offering and the August Private Placement, including the sale and issuance of the 14,875,000 shares, has a dilutive effect on the value of the Company's common stock. Further, any sales of our common stock in the public market, or the anticipation of the possibility of such sales, represents an overhang on the market and could cause the market price of our common stock to decline.

         Effect on Liquidity. The Company will utilize the $4,050,000 of gross proceeds along with its cash and cash equivalents to fund operations. We may need to raise additional capital to meet working capital requirements in the third quarter of fiscal 2006, ending May 2006. If shareholder approval for the issuance of the 14,875,000 shares is not obtained, we will only receive gross proceeds of $2,041,875, and we may need to raise additional capital to meet working capital requirements in the second quarter of fiscal 2006, ending February 2006.

Vote Required

         Ratification of the transactions described in this Proposal 4 requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect. The Board of Directors recommends a vote "FOR" approval of Proposal 4.

         THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE APPROVAL OF THE SALE OF 14,875,000 SHARES OF OUR COMMON STOCK ISSUABLE PURSUANT TO THE AUGUST PRIVATE PLACEMENT.

                               FORM OF PROXY (NEW)
                              EAGLE BROADBAND, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                               September 20, 2005

                              EAGLE BROADBAND, INC.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of Eagle Broadband, Inc., (the "Company") hereby acknowledges receipt of the Amended Notice of Annual Meeting of Shareholders and appoints C. J. Reinhartsen or David Micek and each of them, with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Annual Meeting of Shareholders of the Company to the held at South Shore Hotel, 2500 South Shore Blvd., League City, Texas, 77575 on September 20, 2005, 1:30 p.m., Central Time, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE SALE OF 14,875,000 SHARES OF OUR COMMON STOCK ISSUABLE PURSUANT TO THE AUGUST PRIVATE PLACEMENT. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE SALE OF 14,875,000 SHARES OF OUR COMMON STOCK ISSUABLE PURSUANT TO THE AUGUST PRIVATE PLACEMENT UNDER PROPOSAL FOUR. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD USING THE ENCLOSED RETURN ENVELOPE.

         4. To approve the sale and issuance of 14,875,000 shares of our common stock.

                                         For       Against       Abstain

                                         [ ]         [ ]          [ ]



                                         [ ]         [ ]          [ ]




         DATED: _______________________




         ______________________________
                                         [Signature]


                                         ______________________________________
                                         [Signature if jointly held]


                                         ______________________________________
                                         [Printed Name]

                      FORM OF PROXY (DUPLICATE OF ORIGINAL)
                              EAGLE BROADBAND, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                               September 20, 2005

                              EAGLE BROADBAND, INC.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of Eagle Broadband, Inc., (the "Company") hereby acknowledges receipt of the Amended Notice of Annual Meeting of Shareholders and appoints C. J. Reinhartsen or David Micek and each of them, with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Annual Meeting of Shareholders of the Company to the held at South Shore Hotel, 2500 Southshore Blvd., League City, Texas, 77575 on September 20, 2005, 1:30 p.m., Central Time, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL ONE, VOTED FOR THE ADOPTION OF THE STOCK OPTION PLAN UNDER PROPOSAL TWO, VOTED FOR THE RATIFICATION OF LOPEZ, BLEVINS, BORK & ASSOCIATES, LLP AS OUR AUTDITORS UNDER PROPOSAL THREE, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS' NOMINEES UNDER PROPOSAL ONE, A VOTE "FOR" THE ADOPTION OF THE STOCK OPTION PLAN UNDER PROPOSAL TWO, AND A VOTE "FOR" THE RATIFICATION OF LOPEZ, BLEVINS, BORK & ASSOCIATES, LLP AS OUR AUTDITORS UNDER PROPOSAL THREE. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD USING THE ENCLOSED RETURN ENVELOPE.

1. To elect directors out of the seven persons nominated to hold office until the 2006 Annual Meeting of Shareholders:

 You may check some or all of the seven nominees.


                               For       Against   Abstain
 Robert Bach                   [ ]         [ ]      [ ]
 H.D. Cubley                   [ ]         [ ]      [ ]
 Glenn Goerke                  [ ]         [ ]      [ ]
 C. J. (Jim) Reinhartsen       [ ]         [ ]      [ ]
 Lorne E. Persons, Jr.         [ ]         [ ]      [ ]
 James D. Yarbrough            [ ]         [ ]      [ ]
 David Micek                   [ ]         [ ]      [ ]



2.       To adopt our 2005 Employee Stock Option Plan.

                               [ ]         [ ]      [ ]



3. To ratify Lopez, Blevins, Bork & Associates, LLP, as our independent auditors.

                               [ ]         [ ]      [ ]







         DATED: __________________________



         ______________________________________
                                                     [Signature]


         ______________________________________
                                                     [Signature if jointly held]


         ______________________________________
                                                     [Printed Name]

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